UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2010

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York		10580
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 9, 2010, Jarden Corporation (the “Company”) completed an offering of $300,000,000 in aggregate principal amount of 6 1/8% Senior Notes due 2022 (the “Notes”). The offering of the Notes was registered under the Company’s automatic shelf registration statement on Form S-3 (No. 333-158801) (as amended, the “Registration Statement”) filed on April 27, 2009 with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The offering of the Notes was made pursuant to the Registration Statement and the Prospectus dated April 27, 2009, included therein, as supplemented by the Prospectus Supplement, dated November 2, 2010.

The Notes are governed by and were issued pursuant to an indenture between the Company and Wells Fargo Bank, National Association (as successor trustee to The Bank of New York Mellon), as Trustee (the “Trustee”) dated as of April 30, 2009 (the “Base Indenture”), as supplemented by the third supplemental indenture among the Company, the guarantors party thereto and the Trustee dated as of November 9, 2010 (the “Third Supplemental Indenture” and together with the Base Indenture, the “Indenture”).

The Indenture provides, among other things, that the Notes will bear interest at a rate of 6 1/8% per annum from the date of issuance until maturity, payable semi-annually in cash in arrears on May 15 and November 15, commencing on May 15, 2011. The Company will make each interest payment to the holders of record to be determined on the immediately preceding May 1 and November 1. The Notes issued under the Indenture rank pari passu in right of payment with all of the Company’s existing and future senior indebtedness. The Notes will be effectively subordinated in right of payment to the Company’s existing senior secured credit facility and any future secured indebtedness, to the extent of the value of the assets securing such indebtedness and will be structurally subordinated to all obligations of the Company’s subsidiaries that are not guaranteeing the Notes. The Notes are guaranteed on a senior unsecured basis by all of the Company’s domestic restricted subsidiaries that guarantee the Company’s senior secured credit facility.

At any time prior to November 15, 2015, the Company may redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of Notes redeemed plus the applicable premium, as set forth in the Indenture, as of the date of redemption, plus accrued and unpaid interest to the date of redemption. On or after November 15, 2015, we may redeem all or part of the Notes at any time at specified redemption prices ranging from 100% to 103.063% of the principal amount, plus accrued and unpaid interest to the date of redemption. In addition, prior to November 15, 2013, we may redeem up to 35% of the aggregate principal amount of the Notes with the net cash proceeds from certain public equity offerings at a redemption price of 106.125% of the principal amount, plus accrued and unpaid interest to the date of redemption.

If a change of control of the Company occurs, each holder shall have the right to require that the Company purchase all or a portion of such holder’s Notes at a purchase price of 101% of the principal amount, plus accrued and unpaid interest to the date of the purchase.

The Indenture governing the Notes will, among other things, limit the ability of the Company and certain of its subsidiaries to, subject to certain exceptions and qualifications:

•	incur additional indebtedness or enter into sale and leaseback transactions;

•	pay dividends or distributions on, or repurchase, capital stock;

•	transfer or sell assets;

•	issue stock of subsidiaries;

•	make certain investments;

•	incur liens;

•	enter into transactions with affiliates; and

•	merge or consolidate with another company.

The Indenture provides for customary events of default which include (subject in certain instances to customary grace and cure periods), among other things:

•	failure to pay any principal or interest when due under the Notes;

•	failure to observe or perform certain covenants under the Notes;

•	a default in or failure to pay certain other indebtedness;

•	failure to pay final judgments for certain amounts of money against the Company or certain of its subsidiaries; and

•	certain bankruptcy events with respect to the Company or certain of its subsidiaries.

If an event of default occurs, the Trustee or holders of at least 25% of the aggregate principal amount of the then outstanding Notes may, among other things, declare the entire outstanding balance of principal of, and interest on, all outstanding Notes to be immediately due and payable. If an event of default involving certain bankruptcy events with respect to the Company occurs, payment of principal of, and interest on, the Notes will be accelerated without any action on the part of the Trustee or any holder of Notes.

A copy of the Base Indenture, the Third Supplemental Indenture and the form of 6 1/8% Senior Note due 2022 (the “Form of Note”) are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, and 4.3, respectively, and are incorporated herein by reference. The foregoing summary description of the Base Indenture, the Third Supplemental Indenture and the Form of Note and the transactions contemplated thereby are not intended to be complete, and are qualified in their entirety by the complete text of the Base Indenture, the Third Supplemental Indenture and the Form of Note.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.

On November 9, 2010, the Company became obligated on a direct financial obligation by entering into and closing upon a note offering with investors who purchased the Notes. Please see the discussion in “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K, which discussion is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Base Indenture dated April 30, 2009, between Jarden Corporation and Wells Fargo Bank, National Association (as successor trustee to The Bank of New York Mellon), as Trustee (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Commission on May 6, 2009, and incorporated herein by reference).

4.2	Third Supplemental Indenture dated November 9, 2010, among Jarden Corporation, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of 6 1/8% Senior Note Due 2022 (included as Exhibit A to Exhibit 4.2 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2010

JARDEN CORPORATION

By:	/S/ JOHN E. CAPPS
Name:	John E. Capps
Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit

4.1	Base Indenture dated April 30, 2009, between Jarden Corporation and Wells Fargo Bank, National Association (as successor trustee to The Bank of New York Mellon), as Trustee (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Commission on May 6, 2009, and incorporated herein by reference).

4.2	Third Supplemental Indenture dated November 9, 2010, among Jarden Corporation, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of 6 1/8% Senior Note Due 2022 (included as Exhibit A to Exhibit 4.2 hereto).